SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):

March 27, 2020

____________________

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-55018 (Commission File Number)	46-2111820 (I.R.S. Employer Identification No.)

5580 Peterson Lane, Suite 200 Dallas, TX (Address of principal executive offices)	75240 (Zip code)

Registrant’s telephone number, including area code:  (214) 236-1363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

Item 4.01.	Change in Registrant’s Certifying Accountant

Effective March 27, 2020, the Board of Directors of Rapid Therapeutic Science Laboratories, Inc. (the "Company"), formerly, Holly Brothers Pictures, Inc., dismissed Prager Metis CPAs LLP (“Prager”) as the Company's independent registered public accounting firm. The Company's Board of Directors recommended and approved the engagement by the Company of PWR CPA, LLP (“PWR”) to serve as the Company's independent registered public accounting firm, effective March 27, 2020.

The report of Prager on the financial statements of the Company as of and for the fiscal year ended March 31, 2019, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Prager was not the Company’s independent registered public accounting firm during the year ended March 31, 2018.

During the Company's fiscal year ended March 31, 2019, and the subsequent interim period from April 1, 2019 to the date of this report, there were no disagreements between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused Prager to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

During the Company's fiscal year ended March 31, 2019, and the subsequent interim period from April 1, 2019 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended March 31, 2019 and 2018, and the subsequent interim period from April 1, 2019 to the date of this report, the Company did not consult with PWR regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Prager with a copy of the disclosures in this report and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d)Exhibits.

The following Exhibits are filed herewith:

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Prager Metis CPAs LLP dated March 27, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

/s/ Donal R. Schmidt, Jr.

Donal R. Schmidt, Jr.

Chief Executive Officer

March 27, 2020